SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 6) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Net Cash Provided By Operating Activities	$ 998,353	$ (1,328,899)
Net Cash Provided By Investing Activities	(136,677)	(4,256,015)
Net Cash Provided By Financing Activities	(572,640)	5,911,628
Cash At The Beginning Of Period	326,714	0
Net Cash Increase For Period	289,036	326,713
Cash At End Of Period	$ 615,749	$ 326,714